AXA PREMIER VIP TRUST
Rule 10f-3 TRANSACTIONS SUMMARY
(SECURITIES PURCHASED IN AN OFFERING IN WHICH AN AFFILIATED UNDERWRITER PARTICIPATES)
For the period January 1, 2010 - June 30, 2010

  Underwriter    Commission,
  from Whom Principal Amount of Aggregate Amount Purchase  Spread or
Fund Name Purchase Date Purchased Purchase by Advisor of Offering Price Profit Security Affiliated Underwriter

Multimanager Core Bond (SSGA Sleeve) Portfolio 01/11/10 Bank of America $10,000,000 $1,000,000,000 $98.93 0.875% PepsiCo Inc. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 01/11/10 UBS Securities Inc. $5,000,000 $750,000,000 $99.86 0.325% Prudential Financial Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 01/11/10 Bank of America $10,000,000 $1,000,000,000 $98.93 0.875% PepsiCo Inc. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 01/11/10 UBS Securities Inc. $5,000,000 $750,000,000 $99.86 0.325% Prudential Financial Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 02/01/10 Goldman Sachs and Co. $8,000,000 $1,250,000,000 $99.93 0.175% Procter & Gamble Co. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 02/02/10 Bank of America $2,000,000 $250,000,000 $99.21 0.600% GATX  Corp. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 02/03/10 Citigroup Global Markets Inc.  $10,000,000 $500,000,000 $99.87 0.875% Florida Power & Light  Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 02/03/10 Citigroup Global Markets Inc.  $10,000,000 $500,000,000 $99.87 0.875% Florida Power & Light  Williams Capital Group LP

Multimanager Core Bond (BlackRock Sleeve) Portfolio 02/24/10 Deutsche Bank Securities Inc. $425,000 $1,000,000,000 $99.524 0.875% Comcast Corp.  Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 03/09/10 Citigroup Global Markets Inc.  $3,000,000 $300,000,000 $99.64 0.625% ProLogis Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 03/09/10 Citigroup Global Markets Inc.  $3,000,000 $300,000,000 $99.64 0.625% ProLogis Williams Capital Group LP

Multimanager Small Cap Growth (Eagle Sleeve) Portfolio 03/31/10 JPMorgan Chase Bank $750,000 $160,875,000 $15.00 $1.05 SS&C Technologies Holdings, Inc. Raymond James & Associates, Inc.

Multimanager Core Bond (SSGA Sleeve) Portfolio 04/12/10 Bank of America $5,350,000 $500,000,000 $99.92 0.875% Lowes Companies Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 04/12/10 Bank of America $5,350,000 $500,000,000 $99.92 0.875% Lowes Companies Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 04/12/10 JPMorgan Chase Bank $4,000,000 $500,000,000 $99.82 0.450% Lowes Companies Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 04/12/10 JPMorgan Chase Bank $4,000,000 $500,000,000 $99.82 0.450% Lowes Companies Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 04/21/10 Goldman Sachs and Co. $2,500,000 $500,000,000 $99.88 0.375% Regions Financial Corp. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 04/21/10 Goldman Sachs and Co. $2,500,000 $500,000,000 $99.88 0.375% Regions Financial Corp. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 04/26/10 Deutsche Bank Securities Inc. $6,000,000 $500,000,000 $99.88 0.200% BB&T Corporation Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 04/26/10 Deutsche Bank Securities Inc. $6,000,000 $500,000,000 $99.88 0.200% BB&T Corporation Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 04/27/10 Morgan Stanely $5,000,000 $1,000,000,000 $99.97 4.625% NBC Universal, Inc. Williams Capital Group LP

Multimanager Core Bond (SSGA Sleeve) Portfolio 04/28/10 Citigroup Global Markets Inc.  $5,000,000 $500,000,000 $99.68 0.450% Tyco International Ltd. Williams Capital Group LP

Multimanager Multi-Sector Bond (SSGA Sleeve) Portfolio 04/28/10 Citigroup Global Markets Inc.  $5,000,000 $500,000,000 $99.68 0.450% Tyco International Ltd. Williams Capital Group LP

Multimanager Small Cap Growth (Eagle Sleeve) Portfolio 06/17/10 UBS Securities Inc. $21,000,000 $588,000,000 $14.00 $0.84 Oasis Petroleum Inc. Raymond James & Associates, Inc.

Multimanager Large Cap Value  (MFS Sleeve) Portfolio 06/22/10 Merrill Lynch $60,000,000 $1,000,000,000 $50.00 $1.50 PPL Corporation BNP Paribas